EXHIBIT A

              SUPERMARKETS GENERAL HOLDINGS CORPORATION,
                                           Issuer,

                                 and

                      WILMINGTON TRUST COMPANY,
                                           Trustee

                              INDENTURE

                       Dated as of May 1, 1992

             As Amended and Restated as of October 5, 1993

                      11-5/8% Subordinated Notes

                               due 2002

          Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of May l, l992, as amended and restated as of October 5, 1993*

  Trust Indenture                                        Indenture
    Act Section                                           Section

Sec. 310(a)(1)          .............................      608
        (a)(2)          .............................      608
        (b)             .............................      607, 609
Sec. 312(c)             .............................      701
Sec. 314(a)             .............................      703
        (a)(4)          .............................      1019
        (c)(1)          .............................      103
        (c)(2)          .............................      103
        (e)             .............................      103
Sec. 315(b)             .............................      601
Sec. 316(a)(last
        sentence)       .............................      101 ("Out-
                                                            standing")
        (a)(1)(A)       .............................      502, 512
        (a)(1)(B)       .............................      513
        (b)             .............................      508
        (c)             .............................      105
Sec. 317(a)(1)          .............................      503
        (a)(2)          .............................      504
Sec. 318(a)             .............................      108

  * This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture.

                          TABLE OF CONTENTS

                                                            PAGE

                             ARTICLE ONE

                 Definitions and Other Provisions of
                         General Application

  Section 101.  Definitions ............................      1
                Affiliate ..............................      2
                Average Life to Stated Maturity ........      2
                Board of Directors .....................      2
                Board Resolution .......................      2
                Business Day ...........................      2
                Capital Lease Obligation ...............      3
                Capital Stock ..........................      3
                Change in Control ......................      3
                Commission .............................      4
                Company ................................      4
                Company Request or Company Order .......      4
                Corporate Trust Office .................      4
                corporation ............................      4
                Default ................................      4
                Equitable Investors ....................      4
                Event of Default .......................      4
                Exchange Act ...........................      4
                Exchange Debentures ....................      5
                Exchange Offer .........................      5
                Fair Market Value ......................      5
                Federal Bankruptcy Code ................      5
                First Supplemental Indenture ...........      5
                Generally Accepted Accounting
                  Principles or GAAP ...................      5
                Guaranteed Debt ........................      5
                Holder .................................      6
                Indebtedness ...........................      6
                Indenture ..............................      7
                Interest Payment Date ..................      7
                Interest Rate Hedge Arrangement ........      7
                Lien ...................................      7
                Majority-owned Subsidiary ..............      7
                Management Investors ...................      7
                Maturity ...............................      7
                ML Funds ...............................      7
                Officers' Certificate ..................      8
                Opinion of Counsel .....................      8

      Note: This table of contents shall not, for any purpose, be deemed to be a part of this Indenture.


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                                                            PAGE

                Outstanding.............................      8
                Pathmark................................      9
                Paying Agent............................      9
                Permitted Holders.......................      9
                Permitted Senior Subordinated
                  Indebtedness..........................      9
                Person..................................     10
                Predecessor Security ...................     10
                Redeemable Capital Stock ...............     10
                Redemption Date ........................     10
                Redemption Price .......................     10
                Regular Record Date ....................     10
                Representative .........................     10
                Responsible Officer ....................     10
                Security and Securities ................     11
                Senior Indebtedness ....................     11
                Senior Subordinated Notes ..............     11
                SMG-II .................................     12
                Special Record Date ....................     12
                Specified Senior Indebtedness ..........     12
                Stated Maturity ........................     12
                Subsidiary .............................     12
                Trust Indenture Act ....................     12
                Trustee ................................     12
                Voting Stock ...........................     12
                Working Capital Facility ...............     13
  Section 102.  Other Definitions ......................     13
  Section l03.  Compliance Certificates and Opinions ...     13
  Section l04.  Form of Documents Delivered to Trustee .     14
  Section l05.  Acts of Holders ........................     15
  Section 106.  Notices, etc., to Trustee
                  and Company ..........................     16
  Section l07.  Notice to Holders; Waiver ..............     16
  Section l08.  Conflict of any Provision of
                  Indenture with Trust Indenture Act ...     17
  Section 109.  Effect of Headings and Table of
                  Contents .............................     17
  Section l10.  Successors and Assigns .................     17
  Section 111.  Separability Clause ....................     18
  Section 112.  Benefits of Indenture ..................     18
  Section 113.  Governing Law ..........................     18
  Section 114.  Legal Holidays .........................     18
  Section 115.  No Recourse Against Others .............     18

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                                                            PAGE

                             ARTICLE TWO

                            Security Forms

  Section 201.  Forms Generally ........................     19
  Section 202.  Form of Face of Security ...............     19
  Section 203.  Form of Reverse of Security ............     21
  Section 204.  Form of Trustee's Certificate of
                  Authentication .......................     25

                            ARTICLE THREE

                            The Securities

  Section 301.  Title and Terms ........................     26
  Section 302.  Denominations ..........................     26
  Section 303.  Execution, Authentication, Delivery and
                  Dating ...............................     27
  Section 304.  Temporary Securities ...................     28
  Section 305.  Registration, Registration of Transfer
                  and Exchange .........................     29
  Section 306.  Mutilated, Destroyed, Lost and Stolen
                  Securities ...........................     30
  Section 307.  Payment of Interest; Interest Rights
                  Preserved ............................     31
  Section 308.  Persons Deemed Owners ..................     32
  Section 309.  Cancellation ...........................     32
  Section 310.  Computation of Interest ................     33

                             ARTICLE FOUR

                      Satisfaction and Discharge

  Section 401.  Satisfaction and Discharge
                  of Indenture .........................     33
  Section 402.  Application of Trust Money .............     34

                             ARTICLE FIVE

                               Remedies

  Section 501.  Events of Default ......................     35
  Section 502.  Acceleration of Maturity; Rescission ...     37
  Section 503.  Collection of Indebtedness and Suits
                  for Enforcement by Trustee ...........     38

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                                                            PAGE

  Section 504.  Trustee May File Proofs of Claim .......     39
  Section 505.  Trustee May Enforce Claims Without
                  Possession of Securities .............     40
  Section 506.  Application of Money Collected .........     40
  Section 507.  Limitation on Suits ....................     41
  Section 508.  Unconditional Right of Holders to
                  Receive Principal, Premium and
                  Interest .............................     41
  Section 509.  Restoration of Rights and Remedies .....     42
  Section 510.  Rights and Remedies Cumulative .........     42
  Section 511.  Delay or Omission Not Waiver ...........     42
  Section 512.  Control by Holders .....................     42
  Section 513.  Waiver of Past Defaults ................     43
  Section 514.  Undertaking for Costs ..................     43
  Section 515.  Waiver of Stay, Extension or
                  Usury Laws ...........................     44
  Section 516.  Unconditional Right of Holders
                  to Institute Certain Suits ...........     44

                             ARTICLE SIX

                             The Trustee

  Section 601.  Notice of Defaults .....................     44
  Section 602.  Certain Rights of Trustee ..............     45
  Section 603.  Not Responsible for Recitals or
                  Issuance of Securities ...............     47
  Section 604.  Trustee and Agents May Hold
                  Securities; Collections; Etc. ........     47
  Section 605.  Money Held in Trust ....................     47
  Section 606.  Compensation and Reimbursement .........     47
  Section 607.  Conflicting Interests ..................     48
  Section 608.  Corporate Trustee Required;
                  Eligibility ..........................     49
  Section 609.  Resignation and Removal; Appointment
                  of Successor .........................     49
  Section 610.  Acceptance of Appointment by
                  Successor ............................     51
  Section 611.  Merger, Conversion, Consolidation or
                  Succession to Business ...............     52
  Section 612.  Preferential Collection of Claims
                  Against Company .......................    52

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                                                            PAGE

                            ARTICLE SEVEN

                    Holders' Lists and Reports by
                         Trustee and Company

  Section 701.  Disclosure of Names and Addresses
                  of Holders ...........................     52
  Section 702.  Reports by Trustee .....................     53
  Section 703.  Reports by Company .....................     53

                            ARTICLE EIGHT

                       [Intentionally Omitted]

                             ARTICLE NINE

                       Supplemental Indentures

  Section 901.  Supplemental Indentures
                  Without Consent of Holders ...........     54
  Section 902.  Supplemental Indentures
                  With Consent of Holders ..............     55
  Section 903.  Execution of Supplemental Indentures ...     56
  Section 904.  Effect of Supplemental Indentures ......     56
  Section 905.  Conformity with Trust Indenture Act ....     56
  Section 906.  Reference in Securities to Supplemental
                  Indentures ...........................     56
  Section 907.  Effect on Senior Indebtedness ..........     56

                             ARTICLE TEN

                              Covenants

  Section 1001. Payment of Principal, Premium and
                  Interest .............................     57
  Section 1002. Maintenance of Office or Agency ........     57
  Section 1003. Money for Security Payments to Be
                  Held in Trust ........................     57
  Section 1004. [Intentionally Omitted] ................     59
  Section 1005. [Intentionally Omitted] ................     59
  Section 1006. [Intentionally Omitted] ................     59
  Section 1007. [Intentionally Omitted] ................     59
  Section 1008. [Intentionally Omitted] ................     59
  Section 1009. [Intentionally Omitted] ................     59
  Section 1010. [Intentionally Omitted] ................     59

                                                            PAGE

  Section 1011. [Intentionally Omitted] ................     59
  Section 1012. [Intentionally Omitted] ................     59
  Section 1013. [Intentionally Omitted] ................     59
  Section 1014. [Intentionally Omitted] ................     59
  Section 1015. Purchase of Securities Upon
                  Change in Control ....................     60
  Section 1016. [Intentionally Omitted] ................     63
  Section 1017. [Intentionally Omitted] ................     63
  Section 1018. [Intentionally Omitted] ................     64
  Section l019. Statement as to Compliance .............     64
  Section l020. Waiver of Certain Covenants ............     64

                            ARTICLE ELEVEN

                       Redemption of Securities

  Section 1101. Right of Redemption ....................     64
  Section l102. Applicability of Article ...............     64
  Section 1103. Election to Redeem; Notice to Trustee ..     65
  Section 1104. Selection by Trustee of Securities to
                  Be Redeemed ..........................     65
  Section 1105. Notice of Redemption ...................     65
  Section 1106. Deposit of Redemption Price ............     66
  Section 1107. Securities Payable on Redemption Date ..     67
  Section 1108. Securities Redeemed in Part ............     67

                            ARTICLE TWELVE

                             Sinking Fund

  Section 1201. Mandatory Sinking Fund Payments ........     67
  Section 1202. Satisfaction of Sinking Fund
                  Payments with Securities .............     68
  Section 1203. Redemption of Securities for
                  Sinking Fund .........................     68

                           ARTICLE THIRTEEN

                     Subordination of Securities

  Section 1301. Securities Subordinate to Senior
                  Indebtedness .........................     69

                                                            PAGE

  Section 1302. Payment Over of Proceeds Upon
                  Dissolution, etc. ....................     69
  Section 1303. No Payment When Specified Senior
                  Indebtedness in Default ..............     71
  Section 1304. Payment Permitted if No Default ........     72
  Section 1305. Subrogation to Rights of Holders
                  of Senior Indebtedness ...............     73
  Section 1306. Provisions Solely to Define
                  Relative Rights ......................     73
  Section 1307. Trustee to Effectuate Subordination ....     74
  Section l308. No Waiver of Subordination Provisions ..     74
  Section l309. Notice to Trustee ......................     74
  Section 1310. Reliance on Judicial Order or
                  Certificate of Liquidating Agent .....     75
  Section l311. Rights of Trustee as a Holder of Senior
                  Indebtedness; Preservation of
                  Trustee's Rights .....................     76
  Section l312. Article Applicable to Paying Agents ....     76

                           ARTICLE FOURTEEN

                  Defeasance and Covenant Defeasance

  Section l401. Option to Effect Defeasance
                  or Covenant Defeasance ...............     76
  Section l402. Defeasance and Discharge ...............     77
  Section l403. Covenant Defeasance.....................     77
  Section l404. Conditions to Defeasance or
                  Covenant Defeasance ..................     78
  Section l405. Deposited Money and U.S. Government
                  Obligations to Be Held in Trust;
                  Other Miscellaneous Provisions .......     81
  Section l406. Reinstatement ..........................     81

  TESTIMONIUM...........................................     82

  SIGNATURES AND SEALS..................................     82

  ACKNOWLEDGMENTS

         INDENTURE, dated as of May l, 1992, as amended and restated as of October 5, 1993, between SUPERMARKETS GENERAL HOLDINGS CORPORATION, a Delaware corporation (hereinafter called the "Company"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as trustee (hereinafter called the "Trustee").

                     RECITALS OF THE COMPANY

         The Company has duly authorized the creation of an issue of its 11-5/8% Subordinated Notes due 2002 (hereinafter called the "Securities"), of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture;

         This Indenture is subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust
Indenture Act;

         All acts and things necessary have been done to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid, binding and legal obligations of the Company, and to make this Indenture a valid agreement of the Company in accordance with its terms.

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                           ARTICLE ONE

     DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

         Section 101.  Definitions.

         For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States as of the date hereof; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

         Certain terms, used principally in Articles Five, Six, Ten, Thirteen and Fourteen are defined in those Articles.

         "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Average Life to Stated Maturity" means, as of the date of determination, with respect to any Indebtedness, the quotient obtained by dividing (i) the sum of the products of (a) the number of years from the date of determination to the date or dates of each successive scheduled principal payment of such Indebtedness multiplied by (b) the amount of each such principal payment by (ii) the sum of all such principal payments.

         "Board of Directors" means the board of directors of the Company or any duly authorized committee of such board.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

         "Business Day" means each Monday, Tuesday, Wednesday,
Thursday and Friday that is not a day on which banking institutions in The City of New York or the State of Delaware are authorized or obligated by law, regulation or executive order to close.

         "Capital Lease Obligation" of any Person means any obligations of such Person and its Subsidiaries on a consolidated basis under any capital lease of real or personal property which, in accordance with GAAP, has been recorded as a capitalized lease obligation.

         "Capital Stock" of any Person means any and all shares, interests, participations, or other equivalents (however designated) of such Person's capital stock whether now outstanding or issued after the date of this Indenture.

         "Change in Control" means an event as a result of which:
(i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) other than Permitted Holders is or becomes the "beneficial owner" (as defined in Rules 13d-3 and l3d-5 under the Exchange Act, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 30% of such total Voting Stock of the Company, provided that the Permitted Holders "beneficially own" (as so defined) a lesser percentage of such Voting Stock than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company; (ii) the Company consolidates with or merges with or into any Person or conveys, transfers or leases all or substantially all of its assets to any Person, or any corporation consolidates with or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company is not changed or exchanged at all, or where (a) the outstanding Voting Stock of the Company is changed into or exchanged for (1) Voting Stock of the surviving corporation which is not Redeemable Capital Stock or (2) cash, securities and other property (other than Capital Stock of the surviving corporation) in an amount which could be paid by the Company as a Restricted Payment as permitted under
Section 1008 of the Indenture in effect prior to the execution of the First Supplemental Indenture and (b) Permitted Holders own, directly or indirectly, not less than 50% of the Voting Stock of the surviving corporation immediately after such transaction;
(iii) the Company is liquidated or dissolved; or (iv) Pathmark ceases to be a Majority-owned Subsidiary.

         "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument, until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person. To the extent necessary to comply with the requirements of the provisions of Trust Indenture Act Sections 3l0 through 317 as they are applicable to the Company, the term "Company" shall include any other obligor with respect to the Securities for the purposes of complying with such provisions.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company (i) by its Chairman, a Vice Chairman, its President or a Vice President and
(ii) by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary and delivered to the Trustee; provided, however, that such written request or order may be signed by any two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

         "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution of this Indenture is located at Rodney Square North, Wilmington, Delaware 19890.

         "corporation" includes corporations, associations, partnerships, companies and business trusts.

         "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

         "Equitable Investors" means The Equitable Life Assurance
Society of the United States and any of its Affiliates that beneficially own, directly or indirectly, shares of Capital Stock of SMG-II.

         "Event of Default" has the meaning specified in Article
Five.

         "Exchange Act" means the Securities Exchange Act of
1934, as amended.

         "Exchange Debentures" means, if and when issued, the Company's 14-1/8% Junior Subordinated Exchange Debentures Due
2007.

         "Exchange Offer" means an offer commenced on          ,
1993 by Pathmark to exchange $1,000 principal amounts of its 11-5/8% Subordinated Notes due 2002 for each $1,000 principal amount of the Securities.

         "Fair Market Value" means, with respect to any asset or property, the sale value that would be obtained in an arm's length transaction between an informed and willing seller under no compulsion to sell and an informed and willing buyer.

         "Federal Bankruptcy Code" means the Bankruptcy Act of
Title 11 of the United States Code, as amended from time to time.

         "First Supplemental Indenture" means the First
Supplemental Indenture dated as of          , 1993, to the
Indenture dated as of May 1, 1993, between the Company and the Trustee.

         "Generally Accepted Accounting Principles" or "GAAP" means generally accepted accounting principles in the United States, consistently applied, that are in effect from time to time; provided, however, that with respect to the obligations of any Person under Article Ten and the definitions applicable thereto, "GAAP" means generally accepted accounting principles in the United States as in effect on the date hereof.

         "Guaranteed Debt" of any Person means, without duplication, all Indebtedness of any other Person referred to in the definition of Indebtedness contained in this Section 101 guaranteed directly or indirectly in any manner by such Person, or in effect guaranteed directly or indirectly by such Person through an agreement (i) to pay or purchase such Indebtedness or to advance or supply funds for the payment or purchase of such Indebtedness, (ii) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss, (iii) to supply funds to, or in any other manner invest in, the debtor (including any agreement to pay for property or services to be acquired by such debtor irrespective of whether such property is received or such services are rendered) or (iv) to maintain working capital or equity capital of the debtor, or otherwise to maintain the net worth, solvency or other financial condition of the debtor or (v) otherwise to assure a creditor against loss; provided that the term "guarantee" shall not include endorsements for collection or deposit, in either case in the ordinary course of business, or any obligation or liability of such Person in respect of leasehold interests assigned by such Person to any other Person.

         "Holder" means a Person in whose name a Security is registered in the Security Register.

         "Indebtedness" means with respect to any Person, without duplication, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, excluding any trade payables and other accrued current liabilities incurred in the ordinary course of business, but including, without limitation, all obligations, contingent or otherwise, of such Person in connection with any letters of credit and acceptances issued under letter of credit facilities, acceptance facilities or other similar facilities, (ii) all obligations of such Person evidenced by bonds, notes, debentures or other similar instruments, (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even if the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), but excluding trade accounts payable arising in the ordinary course of business, (iv) all Capital Lease Obligations of such Person, (v) all Indebtedness referred to in (but not excluded from) clause (i), (ii), (iii) or (iv) above of other Persons and all dividends of other Persons, the payment of which is secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien, upon or in property (including, without limitation, accounts and contract rights) owned by such Person, even though such Person has not assumed or become liable for the payment of such Indebtedness, (vi) all Guaranteed Debt of such Person, (vii) all Redeemable Capital Stock issued by such Person valued at the greater of its voluntary or involuntary maximum fixed repurchase price plus accrued and unpaid dividends, (viii) all obligations under interest rate contracts of such Person, and
(ix) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (i) through (viii) above. For purposes hereof, the "maximum fixed repurchase price" of any Redeemable Capital Stock which does not have a fixed repurchase price shall be calculated in accordance with the terms of such Redeemable Capital Stock as if such Redeemable Capital Stock were purchased on any date on which Indebtedness shall be required to be determined pursuant to this Indenture, and if such price is based upon, or measured by, the fair market value of such Redeemable Capital Stock, such fair market value to be determined in good faith by the board of directors of the issuer of such Redeemable Capital Stock.

         "Indenture" means this instrument as originally executed (including all exhibits and schedules hereto) and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Interest Rate Hedge Arrangement" means any rate swap transaction under a rate swap agreement to which the Company is a party or becomes a party, and any interest rate protection agreement, interest rate future, interest rate option or other interest rate hedge arrangement to or under which the Company is a party or a beneficiary, or becomes a party or a beneficiary, or to or under which any Subsidiary of the Company is or becomes such a party or beneficiary if the obligations of such Subsidiary thereunder are guaranteed by the Company.

         "Lien" means any mortgage, charge, pledge, lien, privilege, security interest or encumbrance of any kind.

         "Majority-owned Subsidiary" means a Subsidiary at least 80% of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more of the Subsidiaries, or the Company and one or more of the Subsidiaries, provided that Majority-owned Subsidiary shall not include any such Subsidiary if the equity ownership or the Voting Stock of such Subsidiary not owned by the Company and/or one or more of the Subsidiaries, is owned by SMG-II and/or one or more Affiliates of SMG-II.

         "Management Investors" means the officers and other members of the management of the Company who at any particular date shall beneficially own, directly or indirectly, Voting Stock of the Company.

         "Maturity" when used with respect to any Security means the date on which the principal of (and premium, if any) and interest on such Security becomes due and payable as therein or herein provided, whether at Stated Maturity, Change in Control Purchase Date or Redemption Date and whether by declaration of acceleration, Change in Control, call for redemption or otherwise.

         "ML Funds" means Merrill Lynch Capital Appreciation Partnership No. IX, L.P., a Delaware partnership, ML Offshore LBO Partnership No. IX, a Cayman Islands partnership, ML Employees LBO Partnership No. I, L.P., a Delaware partnership, Merrill Lynch Interfunding Inc., a Delaware corporation, Merchant Banking L.P. No. I, a Delaware partnership, Merrill Lynch KECALP L.P., a Delaware partnership, Merrill Lynch

Capital Appreciation Partnership No. B-X, L.P., a Delaware partnership, ML Offshore LBO Partnership No. B-X, a Cayman Islands partnership, MLCP Associates, L.P. No. II, a Delaware partnership, Merrill Lynch Venture Capital, Inc., a Delaware corporation and any Affiliates of the foregoing that beneficially own, directly or indirectly, shares of Capital Stock of SMG-II.

         "Officers' Certificate" means a certificate signed by
(i) the Chairman, a Vice Chairman, the President, a Vice President or the Treasurer of the Company and (ii) the Secretary or an Assistant Secretary of the Company and delivered to the Trustee; provided, however, that such certificate may be signed by two of the officers or directors listed in clause (i) above in lieu of being signed by one of such officers or directors listed in such clause (i) and one of the officers listed in clause (ii) above.

         "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company, and who shall be acceptable to the Trustee. Each such opinion shall include the statements provided for in Trust Indenture Act Section 314(e) to the extent applicable.

         "Outstanding" when used with respect to Securities means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

         (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (b) Securities, or portions thereof, for whose payment, redemption or purchase money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities and the Trustee or such Paying Agent is not prohibited from paying such money to the Holders on that date pursuant to the terms of Article Thirteen of this Indenture; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

         (c) Securities, except to the extent provided in Sections 1402 and 1403, with respect to which the Company has effected defeasance or covenant defeasance as provided in Article Fourteen; and

         (d) Securities in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands the Securities are valid obligations of the Company;

provided, however, that, in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, notice, direction, consent or waiver hereunder, Securities owned by the Company, or any other obligor upon the Securities or any Affiliate of the Company, or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, notice, direction, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

         "Pathmark" means Pathmark Stores, Inc., a Delaware corporation, and any successor thereto.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

         "Permitted Holders" means ML Funds, the Management Investors and the Equitable Investors, provided that the Equitable Investors shall not be a Permitted Holder if they are a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) in respect of the Company which does not include the Management Investors and the ML Funds.

         "Permitted Senior Subordinated Indebtedness" means
(i) the Senior Subordinated Notes, (ii) Indebtedness of the Company not to exceed $200,000,000 outstanding at any one time in the aggregate, and (iii) any renewals, extensions, substitutions, refinancings or replacements of any Indebtedness described in the foregoing clauses (i) and (ii), including any successive extensions, renewals, substitutions, refinancings or replacements, so long as the aggregate amount of Indebtedness represented thereby is not increased by such renewal, extension, substitution, refinancing or replacement and such renewal, extension, substitution, refinancing or replacement does not reduce the Average Life to Stated Maturity or the Stated Maturity of such Indebtedness.

         "Person" means any individual, corporation, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for a mutilated Security or in lieu of a lost, destroyed or stolen Security shall be deemed to evidence the same debt as the mutilated, lost, destroyed or stolen Security.

         "Redeemable Capital Stock" means any Capital Stock that, either by its terms, by the terms of any security into which it is convertible or exchangeable or otherwise, is or upon the happening of an event or passage of time would be required to be redeemed prior to the final Stated Maturity of the Securities or is redeemable at the option of the holder thereof at any time prior to such final Stated Maturity, or is convertible into or exchangeable for debt securities at any time prior to such final Stated Maturity.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Representative" means the indenture trustee or other trustee, agent or representative for an issue of Senior
Indebtedness.

         "Responsible Officer", when used with respect to the Trustee, means any officer assigned to the Corporate Trust Administration of the Trustee or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers or assigned by the Trustee to administer corporate trust matters at its Corporate Trust Office and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Security" and "Securities" have the meaning set forth in the second paragraph of this Indenture.

         "Senior Indebtedness" means the principal of, premium, if any, and interest on (such interest on Senior Indebtedness, wherever referred to in this Indenture, being deemed to include interest accruing after the filing of a petition initiating any proceeding pursuant to any bankruptcy law in accordance with and at the rate (including any rate applicable upon any default or event of default, to the extent lawful) specified in any document evidencing the Senior Indebtedness, whether or not the claim for such interest is allowed as a claim after such filing in any proceeding under such bankruptcy law) any Indebtedness of the Company (other than as otherwise provided in this definition), whether outstanding on the date hereof or thereafter created, incurred or assumed in accordance with the provisions of this Indenture, unless, in the case of any particular Indebtedness, the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall not be senior in right of payment to the Securities. Without limiting the generality of the foregoing, "Senior Indebtedness" shall include the principal of, premium, if any, and interest (including interest accruing after the occurrence of an event of default) on all obligations of every nature of the Company from time to time owed under Permitted Senior Subordinated Indebtedness and to the lenders under the Working Capital Facility, including, without limitation, principal of and interest on, and all fees, expenses, indemnities, payments for early termination and reimbursement obligations under letters of credit payable under the Working Capital Facility. Notwithstanding the foregoing, "Senior Indebtedness" shall not include (i) Indebtedness evidenced by the Securities and, if and when issued, the Exchange Debentures,
(ii) Indebtedness that is subordinate or junior in right of payment to any Indebtedness of the Company (other than Permitted Senior Subordinated Indebtedness), (iii) Indebtedness that when incurred, and without respect to any election under Section 1111(b) of Title II, United States Code, is without recourse to the Company, (iv) Indebtedness that is represented by Redeemable Capital Stock, (v) any liability for federal, state, provincial, local or other taxes owed or owing by the Company,
(vi) Indebtedness of the Company to a Subsidiary of the Company or any other Affiliate of the Company or any of such Affiliate's subsidiaries, (vii) that portion of any Indebtedness which at the time of issuance is issued in violation of this Indenture, and
(viii) amounts owing under leases (other than Capital Lease Obligations). The Securities will rank senior in right of payment to, if and when issued, the Exchange Debentures.

         "Senior Subordinated Notes" means the Company's 14-1/2%
Senior Subordinated Notes Due 1997.

         "SMG-II" means SMG-II Holdings Corporation, a Delaware corporation.

         "Special Record Date" means a date fixed by the Trustee for the payment of any Defaulted Interest pursuant to Section
307.

         "Specified Senior Indebtedness" means (i) all Senior Indebtedness under the Working Capital Facility and (ii) any other issue of Senior Indebtedness or refinancings thereof permitted by said definition having a principal amount of at least $100,000,000. For purposes of this definition: (a) the amount of the Indebtedness of the Company with respect to any Interest Rate Hedge Arrangement shall be deemed to be the lesser of (x) 25% of the notional amount of such Interest Rate Hedge Arrangement, or (y) the maximum amount the Company could be required to pay under such Interest Rate Hedge Arrangement; and
(b) a refinancing of any such Indebtedness shall be treated as such only if it ranks or would rank pari passu with the Indebtedness refinanced.

         "Stated Maturity", when used with respect to any Indebtedness or any installment of interest thereon, means the date specified in such Indebtedness as the fixed date on which the principal of such Indebtedness or such installment of interest is due and payable.

         "Subsidiary" means any Person a majority of the equity ownership or the Voting Stock of which is at the time owned, directly or indirectly, by the Company or by one or more other
Subsidiaries, or by the Company and one or more other
Subsidiaries.

         "Trust Indenture Act" means the Trust Indenture Act of
1939, as amended, and as in force at the date as of which this instrument was executed, except as provided in Section 905.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument, until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Voting Stock" means stock of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of a corporation (irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

         "Working Capital Facility" means the Working Capital Agreement dated as of June 15, 1987 among SMG Acquisition Corporation and the lenders party thereto, for the express purpose of financing working capital and other general corporate purposes consistent with the past practices of the Company and its Subsidiaries, as in effect on the date hereof and as such agreement may be amended, renewed, extended, substituted, refinanced, restructured, replaced, supplemented or otherwise modified from time to time. For purposes of this Indenture the Working Capital Facility shall be deemed to include the Bank Credit Agreement (as defined in the Prospectus relating to the Exchange Offer) which replaced the Working Capital Facility described above.

         Section 102.  Other Definitions.

                                                      Defined in
      Term                                             Section

     "Act".............................................   105
     "Change in Control Notice" .......................  1015
     "Change in Control Offer" ........................  1015
     "Change in Control Purchase Date" ................  1015
     "Change in Control Purchase Notice" ..............  1015
     "Change in Control Purchase Price" ...............  10l5
     "covenant defeasance" ............................  1403
     "Defaulted Interest" .............................   307
     "defeasance" .....................................  1402
     "incorporated provision" .........................   108
     "Notice of Default" ..............................   501
     "Security Register" ..............................   305
     "Security Registrar" .............................   305
     "U.S. Government Obligations" ....................  1404

         Section 103.  Compliance Certificates and Opinions.

         Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture (including any covenant compliance with which constitutes a condition precedent) relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion (other than the certificates required by Section 1019(a)) with respect to compliance with a condition or covenant provided for in this Indenture shall include:

         (a) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

         (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (c) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

         Section 104.  Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Section 105.  Acts of Holders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Trust Indenture Act Section 315) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

         (c) The ownership of Securities shall be proved by the Security Register.

         (d) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of such Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Trust Indenture Act Section 316(c), any such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not more than 30 days prior to the first solicitation of Holders generally in connection therewith and no later than the date such solicitation is completed.

         If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Securities then Outstanding have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for this purpose the Securities then Outstanding shall be computed as of such record date; provided that no such request, demand, authorization, direction, notice, consent, waiver or other Act by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act by the Holder of any Security shall bind every future Holder of the same Security or the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, suffered or omitted to be done by the Trustee, any Paying Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

         Section 106.  Notices, etc., to Trustee and Company.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

         (a) the Trustee by any Holder, any Representative or the Company shall be sufficient for every purpose hereunder if made, given, furnished or delivered, in writing, to or with the Trustee at its Corporate Trust Office, Attention:
    Corporate Trust Administration; or

         (b) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if made, given, furnished or delivered in writing or mailed, first-class postage prepaid, to the Company addressed to it c/o Pathmark Stores, Inc., 301 Blair Road, Woodbridge, New Jersey 07095, Attention:
    President, or at ay other address furnished in writing to the Trustee by the Company.

         Section 107.  Notice to Holders; Waiver.

         Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later that the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Any notice when mailed to a Holder in the aforesaid manner shall be conclusively deemed to have been received by such Holder whether or not actually received by such Holder. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In case by reason of the suspension of regular mail service or by reason of any other cause, it shall be impracticable to mail notice of any event as required by any provision of this Indenture, then any method of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Section 108.  Conflict of any Provision of Indenture
with Trust Indenture Act.

         If and to the extent that any provision of this Indenture limits, qualifies or conflicts with the duties imposed by Sections 310 to 318, inclusive, of the Trust Indenture Act, or conflicts with any provision (an "incorporated provision") required by or deemed to be included in this Indenture by operation of such Trust Indenture Act Sections, such imposed duties or incorporated provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Indenture as so modified or excluded, as the case may be.

         Section 109.  Effect of Headings and Table of Contents.

         The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         Section 110.  Successors and Assigns.

         All covenants and agreements in this Indenture by the Company shall bind its respective successors and assigns, whether so expressed or not.

         Section 111.  Separability Clause.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         Section 112.  Benefits of Indenture.

         Nothing in this Indenture or in the Securities, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, any Paying Agent, the Holders and the holders of Senior Indebtedness) any benefit or any legal or equitable right, remedy or claim under this Indenture.

         Section 113.  Governing Law.

         This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New
York, without giving effect to the conflicts of laws principles thereof.

         Section 114.  Legal Holidays.

         In any case where any Interest Payment Date, any date established for payment of Defaulted Interest pursuant to Section 307, or any Maturity with respect to any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, or date established for payment of Defaulted Interest pursuant to Section 307, or Maturity, and no interest shall accrue with respect to such payment for the period from and after such Interest Payment Date, or date established for payment of Defaulted Interest pursuant to Section 307, or Maturity, as the case may be, to the next succeeding Business Day.

         Section 115.  No Recourse Against Others.

         A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting any of the Securities waives and releases all such liability.

                           ARTICLE TWO

                          SECURITY FORMS

         Section 201.  Forms Generally.

         The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. Any portion of the text of any Security may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Security.

         The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         Section 202.  Form of Face of Security.

         The form of the face of the Securities shall be substantially as follows:

            SUPERMARKETS GENERAL HOLDINGS CORPORATION

                    11-5/8% Subordinated Note
                             due 2002

          No.                                     $

         Supermarkets General Holdings Corporation, a Delaware corporation (herein called the "Company", which term includes any successor entity under the Indenture hereinafter referred to),
for value received, hereby promises to pay to             or
registered assigns, the principal sum of             Dollars on
June 15, 2002, at the office or agency of the Company referred to below, and to pay interest thereon on June l5, 1992 and semiannually thereafter, on June 15 and December 15 in each year and at Stated Maturity, from May 28, 1992 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at the rate of 11-5/8% per annum, until the principal hereof is paid or duly provided for.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the June 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for, and interest on such defaulted interest at the then applicable interest rate borne by the Securities, to the extent lawful, shall forthwith cease to be payable to the Holder on such Regular Record Date, and may be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

         Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the address of the Person entitled thereto as such address shall appear on the Security Register. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

         Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

         Unless the certificate of authentication hereon has been duly executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

   Dated:                        SUPERMARKETS GENERAL HOLDINGS
                                   CORPORATION

                                 By

Attest:

                                 By

                                                [SEAL]

Authorized Signature

         Section 203.  Form of Reverse of Security.

         The form of the reverse of the Securities shall be substantially as follows:

         This Security is one of a duly authorized issue of securities of the Company designated as its 11-5/8% Subordinated Notes due 2002 (herein called the "Securities"), limited (except as otherwise provided in the Indenture referred to below) in aggregate principal amount to $200,000,000, which may be issued under an indenture dated as of May 1, 1992 as amended and
restated as of           , 1993 (herein, as so amended and
restated, called the "Indenture") between the Company and Wilmington Trust Company, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered.

         The Securities are subject to redemption otherwise than through the operation of the sinking fund (as described below) upon not less than 30 nor more than 60 days' notice, in amounts of $1,000 or an integral multiple of $1,000, at any time on or after June 15, 1997, as a whole or in part, at the election of the Company, at a Redemption Price equal to the percentage of the principal amount set forth below if redeemed during the 12-month period beginning June 15 of the years
indicated below:
              Year                Redemption Price

              1997                    105.8125%
              1998                    103.8750%
              1999                    101.9375%

and thereafter at 100% of the principal amount, together in the case of any such redemption with accrued interest, if any, to the Redemption Date (subject to the right of Holders of record on relevant Regular Record Dates to receive interest due on a Interest Payment Date), all as provided in the Indenture.

         In the event that a Change in Control occurs, each Holder shall have the right to require that the Company repurchase such Holder's Securities in whole or in part in integral multiples of $1,000 at a purchase price in cash in an amount equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase; provided that the Company shall have first either (i) repaid in full all Indebtedness under the Working Capital Facility and permanently reduced the commitments of the lenders thereunder or offered to repay in full all such Indebtedness and permanently reduce such commitments and repaid the Indebtedness and permanently reduced the commitment of each lender that accepted such offer or
(ii) obtained the requisite consent under the Working Capital Facility to permit the repurchase of the Securities.

         The Securities are also subject to redemption on June 15 in each of the years 2000 and 2001 through the operation of a sinking fund, at a Redemption Price equal to 100% of the principal amount, together with accrued interest, if any, to the Redemption Date, all as provided in the Indenture. The Company may, at its option, receive a credit against the sinking fund obligation equal to the aggregate principal amount of Securities acquired by the Company and surrendered to the Trustee for cancellation and of Securities redeemed or called for redemption otherwise than through operation of the sinking fund that have not previously been so credited for such purpose by the Trustee.

         In the case of any redemption of Securities, interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Date referred to on the face hereof. Securities (or portions thereof) for whose redemption and payment provision is made in accordance with the

Indenture shall cease to bear interest from and after the Redemption Date.

         In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Security and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Security.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by or on behalf of the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Security.

         The indebtedness evidenced by the Securities is subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness of the Company whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Holder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose; provided that the indebtedness evidenced by this Security shall cease to be so subordinate and subject in right of payment upon any defeasance of this Security as provided in the Indenture.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place, and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable on the Security Register of the Company, upon surrender of this Security for registration of transfer at the office or agency of the Company maintained for such purpose in The City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges payable in connection with any registration of transfer or exchange.

         Prior to the time of due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any agent shall be affected by notice to the contrary.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Customary abbreviations may be used in the name of a Holder or a assignee, such as: TEN COM (=tenants in common), TEN
ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST
(=Custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

         I/We assign and transfer this Security to

         Insert assignee's soc. sec. or tax ID no. ........





         (Print or type assignee's name, address and zip code)

and irrevocably appoint

                                                      agent to
transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated:                          Signed:



(Sign exactly as your name appears on the other side of this Security.)

         Section 204.  Form of Trustee's Certificate of
Authentication.

             TRUSTEEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities referred to in the within-mentioned Indenture.

                                    WILMINGTON TRUST COMPANY
                                       as Trustee

                                    By
                                        Authorized Signatory

                          ARTICLE THREE

                          THE SECURITIES

         Section 301.  Title and Terms.

         The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $200,000,000, except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 303, 304, 305, 306, 906 or 1108.

         The Securities shall be known and designated as the "11-5/8% Subordinated Notes due 2002" of the Company. Their Stated Maturity shall be June 15, 2002, and they shall bear interest at the rate of 11-5/8% per annum from May 28, 1992, or the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable on June 15, 1992 and semi-annually thereafter on June 15 and December 15 in each year and at said Stated Maturity, until the principal thereof is paid or duly provided for. Subject to Article Thirteen, interest on any overdue amount of principal, interest (to the extent lawful) or premium, if any, shall be payable on demand.

         The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose; provided, however, that, at the option of the Company, interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Security Register.

         The Securities shall be redeemable as provided in Article Eleven.

         The Securities shall be entitled to the benefits, and shall be redeemable through the operation, of the sinking fund as provided in Article Twelve.

         The Indebtedness evidenced by the Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Thirteen.

         Section 302.  Denominations.

         The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

         Section 303.  Execution, Authentication, Delivery and
Dating.

         The Securities shall be executed on behalf of the Company by any two of the following: its Chairman, one of its Vice Chairmen, its President or one of its Vice Presidents, under its corporate seal reproduced thereon and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

         Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices on the date of such Securities.

         The Trustee shall (upon Company Order) authenticate and deliver Securities for original issue in an aggregate principal amount of up to $200,000,000. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as provided in this Indenture and not otherwise.

         Each Security shall be dated the date of its authentication.

         No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of one of its duly authorized signatories, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

         In case the Company, pursuant to Article Eight, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of substantially all of its properties and assets to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the successor Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article Eight, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Securities as specified in such request for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section in exchange or substitution for or upon registration of transfer of any Securities, such successor Person, at the option of any Holder but without expense to such Holder, shall provide for the exchange of all Securities at the time Outstanding held by such Holder for Securities authenticated and delivered in such new name.

         Section 304.  Temporary Securities.

         Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

         If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.

         Section 305.  Registration, Registration of Transfer and
Exchange.

         The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee (and any other office or agency so designated) is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

         Upon surrender for registration of transfer of any Security at the office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denomination or denominations and of a like aggregate principal amount.

         At the option of the Holder, Securities may be exchanged for other Securities of any authorized denomination or denominations of a like aggregate principal amount upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

         All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         Every Security presented or surrendered for registration of transfer, or for exchange or redemption, shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

         No service charge shall be made for any registration of transfer or exchange or redemption of Securities, but the Company may require payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 303, 304, 306, 906, l0ll, 1015 or 1108 not involving any transfer.

         The Company shall not be required (a) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business (i) 15 days before the mailing of a notice of redemption of the Securities selected for redemption under Section 1104 or l203 and ending at the close of business on the day of such mailing or (ii) 15 days before an Interest Payment Date and ending on the close of business on the Interest Payment Date, or (b) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of Securities being redeemed in part.

         Section 306.  Mutilated, Destroyed, Lost and Stolen
Securities.

         If (a) any mutilated Security is surrendered to the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them and any agent of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a replacement Security of like tenor and principal amount, and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen
Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a replacement
Security, pay such Security.

         Upon the issuance of any replacement Securities under this Section, the Company may require the payment of a sum sufficient to pay all documentary, stamp or similar issue or transfer taxes or other governmental charges that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every replacement Security issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute a contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 307.  Payment of Interest; Interest Rights
Preserved.

         Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment
Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

         Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date and interest on such defaulted interest at the applicable interest rate borne by the Securities, to the extent lawful (such defaulted interest (and such interest thereon) herein collectively called "Defaulted Interest"), shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Subsection (a) or (b) below:

         (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Subsection provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date. In the name and at the expense of the Company, the Trustee shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Subsection (b).

         (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Subsection, such payment shall be deemed practicable by the Trustee.

         Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

         Section 308.  Persons Deemed Owners.

         Prior to the time of due presentment for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

         Section 309.  Cancellation.

         All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment pursuant to Section l202 shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company shall deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of as directed by a Company Order.

         Section 310.  Computation of Interest.

         Interest on the Securities shall be computed on the basis of a year of twelve 30-day months.

                           ARTICLE FOUR

                    SATISFACTION AND DISCHARGE

         Section 401.  Satisfaction and Discharge of Indenture.

         This Indenture shall, upon Company Request, cease to be of further effect (except as to surviving rights of registration of transfer or exchange of Securities herein expressly provided for) and the Trustee, on demand of and at the expense of the Company shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

         (a)  either

              (l) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1003) have been delivered to the Trustee for cancellation; or

              (2) all such Securities not theretofore delivered to the Trustee for cancellation

                (i)  have become due and payable, or

               (ii)   will become due and payable at their Stated
         Maturity within one year, or

              (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

         (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

         (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that (i) all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and (ii) such satisfaction and discharge will not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company or Pathmark is a party or by which the Company or Pathmark is bound.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607 and, if money shall have been deposited with the Trustee pursuant to subclause (2) of Subsection (a) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section l003 shall survive.

         Section 402.  Application of Trust Money.

         Subject to the provisions of the last paragraph of
Section 1003, all money deposited with the Trustee pursuant to
Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

         Money so held in trust shall not be subject to the provisions of Article Thirteen of this Indenture. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 401 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 401; provided that if the Company has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                           ARTICLE FIVE

                             REMEDIES

         Section 501.  Events of Default.

         "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be occasioned or prohibited by the provisions of Article Thirteen or be voluntary or involuntary or be effected by the operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administration or governmental body):

         (a) default in the payment of interest on any Security when the same becomes due and payable and continuance of such default for a period of 30 days; or

         (b) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity; or

         (c) default in the deposit of any sinking fund payment, when and as due by the terms of Article Twelve hereof or the Securities; or

         (d) default in the performance, or breach, of any covenant or agreement of the Company hereunder in any material respect (other than a default in the performance, or breach, of a covenant or agreement that is specifically dealt with elsewhere in this Section), and continuance of

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    such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least a majority in principal amount of the Outstanding Securities a written notice specifying such default or breach and stating that such notice is a "Notice of Default" hereunder; or

         (e) the entry of a decree or order by a court having jurisdiction in the premises (i) for relief in respect of the Company in an involuntary case or proceeding under the Federal Bankruptcy Code or any other federal or state bankruptcy, insolvency, reorganization or similar law or (ii) adjudging the Company a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or of any substantial part of any of its properties, or ordering the winding up or liquidation of any of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

         (f) the institution by the Company of a voluntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state law or any other case or proceedings to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in any involuntary case or proceeding under the Federal Bankruptcy Code or any other applicable federal or state law or to the institution of bankruptcy or insolvency proceedings against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of any of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due or taking of corporate action by the Company in furtherance of any such action.

         Section 502.  Acceleration of Maturity; Rescission.

         If an Event of Default (other than an Event of Default specified in Section 50l(e) or 501(f)) occurs and is continuing, the Trustee or the Holders of at least a majority of the principal amount of the Securities then Outstanding, by written notice to the Company (and to the Trustee if such notice is given by the Holders), may, and the Trustee at the request of such Holders shall, declare all unpaid principal of, premium, if any, and accrued interest on all the Securities to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders) and, if the Working Capital Facility is in effect, to the agent under the Working Capital Facility, and upon any such declaration such principal shall become due and payable, except as provided below, (a) if the Working Capital Facility is not in effect, immediately, or (b) if the Working Capital Facility is in effect, upon the first to occur of (l) an acceleration under the Working Capital Facility (written notice of which the Company shall give to the Trustee as promptly as practicable upon the occurrence thereof; provided, however, that the Trustee shall not be deemed to have knowledge of such acceleration unless and until it receives such written notice thereof), or (2) the fifth Business Day after receipt by the Company and by such agent under the Working Capital Facility of such written notice given hereunder, unless (in the absence of an acceleration under the Working Capital Facility) on or prior to such fifth Business Day the Company shall have discharged the Indebtedness, if any, that is the subject of such Event of Default or otherwise cured the default relating to such Event of Default and shall have given written notice of such discharge or cure to the Trustee. If an Event of Default specified in Section 501(e) or 501(f) occurs and is continuing, the amounts described above shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

         After a declaration of acceleration, but before a judgment or decree for payment of the money due has been obtained by the Trustee, the Holders of at least a majority in aggregate principal amount of the Securities outstanding, by written notice to the Company and the Trustee, may annul such declaration if (a) the Company has paid or deposited with the Trustee a sum sufficient to pay (i) all sums paid or advanced by the Trustee under this Indenture and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, (ii) all overdue interest on all Securities, (iii) the principal of and premium, if any, on any Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities, and (iv) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Securities; and (b) all Events of Default, other than the non-payment of principal of the Securities which have become due solely by the declaration of acceleration, have been waived as provided in Section 513 or cured. No such rescission shall affect any subsequent default or impair any right consequent thereon.

         Upon a determination by the Company that the Working Capital Facility is no longer in effect, the Company shall promptly give to the Trustee written notice thereof, which notice shall be countersigned by an agent under the Working Capital Facility. Unless and until the Trustee shall have received such written notice with respect to the Working Capital Facility, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that the Working Capital Facility is in effect (unless a Responsible Officer of the Trustee shall have actual knowledge to the contrary).

         Section 503.  Collection of Indebtedness and Suits for
Enforcement by Trustee.

         The Company covenants that if

         (a) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

         (b) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, with interest upon the overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon overdue installments of interest, at the rate borne by the Securities; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated.

         If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders under this Indenture by such appropriate private or judicial proceedings as the Trustee shall deem most effectual to protect and enforce such rights.

         Section 504.  Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

         (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 606.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any proposal, plan of reorganization, arrangement, adjustment or composition or other similar arrangement affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

         Section 505.  Trustee May Enforce Claims Without
Possession of Securities.

         All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name and as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

         Section 506.  Application of Money Collected.

         Subject to Article Thirteen, any money, securities or other property collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 606;

         SECOND: To the payment of the amounts then due and unpaid upon the Securities for principal (and premium, if any) and interest, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest; and

         THIRD:  The balance, if any, to the Company.

         Section 507.  Limitation on Suits.

         No Holder of any Securities shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Securities, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

         (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

         (b) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

         (c) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

         (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

         (e) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture except in the manner provided in this Indenture and for the equal and ratable benefit of all the Holders.

         Section 508.  Unconditional Right of Holders to Receive
Principal, Premium and Interest.

         Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective due dates expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

         Section 509.  Restoration of Rights and Remedies.

         If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

         Section 510.  Rights and Remedies Cumulative.

         Except as provided in Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 511.  Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

         Section 512.  Control by Holders.

         The Holders of not less than a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, provided that

         (a) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, and

         (b)  subject to the provisions of Trust Indenture Act
    Section 315, the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

         Section 513.  Waiver of Past Defaults.

         The Holders of not less than a majority in principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past Default or Event of Default hereunder and its consequences, except a Default or Event of Default

         (a) in the payment of the principal of (or premium, if any) or interest on any Security, or

         (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

         Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         Section 514.  Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

         Section 515.  Waiver of Stay, Extension or Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         Section 516.  Unconditional Right of Holders to
Institute Certain Suits.

         Notwithstanding any other provision in this Indenture and any other provision of any Security, the right of any Holder of any Security to receive payment of the principal of, premium, if any, and interest on such Security on or after the respective due dates expressed in such Security, or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                           ARTICLE SIX

                           THE TRUSTEE

         Section 601.  Notice of Defaults.

         Within 60 days after the occurrence of any Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default hereunder known to the Trustee, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security or in the payment of any sinking fund installment, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders; and provided further that, in the case of any default or breach of the character specified in Section 501(d), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

         Section 602.  Certain Rights of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

         (b)  Except during the continuance of an Event of
Default:

            (i) the Trustee need perform only those duties as are specifically set forth in this Indenture and no covenants or obligations shall be implied in this Indenture that are adverse to the Trustee; and

           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; provided that the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) this subsection (c) does not limit the effect of subsection (b) of this Section 602;

           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
    Section 512; and

           (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing, and does believe, that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to this Section 602.

         (e) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity satisfactory to it against any loss, liability or expense, including such reasonable advances as may be requested by the Trustee.

         (f)  Subject to the foregoing subsections (a) through
(e) of this Section 602:

            (i) The Trustee may rely and shall be protected in acting or in refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document. Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order and any resolution by the board of directors of the Company may be sufficiently evidenced by a Board Resolution.

           (ii) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel. In addition, in determining the Company's compliance with the financial covenants set forth herein, the Trustee may rely on the certificate delivered to the Trustee pursuant to Section 1019(a).

          (iii) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

           (iv) The Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

            (v)   The Trustee may consult with counsel,
        accountants or other experts and any advice of such counsel, accountants or other experts shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice.

         Section 603. Not Responsible for Recitals or Issuance of Securities.

         The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility and Qualification on Form T-l supplied to the Company are true and accurate, subject to the qualifications set forth therein.

         Section 604.  Trustee and Agents May Hold Securities;
Collections; Etc.

         The Trustee, any Paying Agent, Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee, Paying Agent, Security Registrar or such other agent and, subject to Trust Indenture Act Sections 310(b) and 31l, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not Trustee, Paying Agent, Security Registrar or such other agent.

         Section 605.  Money Held in Trust.

         All moneys received by the Trustee shall, until used or applied as herein provided, be held in trust hereunder for the purposes for which they were received and need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

         Section 606.  Compensation and Reimbursement.

         The Company covenants and agrees:

         (a) to pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

         (c) to indemnify the Trustee and each of its officers, directors, employees, agents and counsel for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

         The obligation of the Company under this Section 606 to compensate the Trustee and to pay and reimburse the Trustee for such expenses, disbursements and advances shall constitute additional Indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture.

         As security for the performance of the obligations of the Company under this Section, the Trustee shall have a claim prior to the Securities upon all money, securities or other property held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities, and the Securities are hereby subordinated to such claim.

         If the Trustee incurs expenses or renders services after an Event of Default specified in Section 501(g) or 501(h) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under the Federal
Bankruptcy Code and any other applicable federal or state bankruptcy Law.

         Section 607.  Conflicting Interests.

         The Trustee shall comply with the provisions of Section
3l0(b) of the Trust Indenture Act.

         Section 608.  Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder which shall be eligible to act as Trustee under Trust Indenture Act
Section 310(a)(1) and which shall have a combined capital and surplus of at least $100,000,000 and have its Corporate Trust Office located in The City of New York (or, if its Corporate Trust Office shall not be located in The City of New York, the Company shall, pursuant to Section 1002, maintain an office or agency in The City of New York where the Securities may be presented or surrendered and notices and demands hereunder may be made or served) to the extent there is such an institution eligible and willing to serve. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

         Section 609.  Resignation and Removal; Appointment of
Successor.

         (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 610, at which time the retiring Trustee shall be fully discharged from its obligations hereunder.

         (b) The Trustee may resign at any time by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument executed by authority of the Board of Directors of the Company, a copy of which shall be delivered to the resigning Trustee and a copy to the successor Trustee. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, or any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee. Such court may thereupon, after such notice, if any, as it may deem proper, appoint a successor Trustee.

         (c) The Trustee may be removed at any time by an Act of the Holders of a majority in principal amount of the Outstanding
Securities, delivered to the Trustee and the Company.

         (d)  If at any time:

             (l) the Trustee shall fail to comply with the provisions of Trust Indenture Act Section 310(b) after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

             (2)   the Trustee shall cease to be eligible under
         Section 608 and shall fail to resign after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

             (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 514, the Holder of any Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with Section 610, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of the Securities and so accepted appointment, the Holder of any Security who has been a bona fide Holder for at least six months may on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of Securities as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

         Section 610.  Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; provided, however, that the retiring Trustee shall continue to be entitled to the benefit of Section 606(c); but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

         Upon acceptance of appointment by any successor Trustee as provided in this Section 610, the Company shall give notice thereof to the Holders of the Securities, by mailing such notice to such Holders at their addresses as they shall appear on the Security Register. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 609. If the Company fails to give such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be given at the expense of the Company.

         Section 611.  Merger, Conversion, Consolidation or
Succession to Business.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

         Section 612.  Preferential Collection of Claims Against
Company.

         If and when the Trustee shall be or become a creditor of the Company (or any other obligor under the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any other such other obligor).

                          ARTICLE SEVEN

                        HOLDERS' LISTS AND
                 REPORTS BY TRUSTEE AND COMPANY

         Section 701.  Disclosure of Names and Addresses of
Holders.

         Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee or any agent of either of them shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders in accordance with Trust Indenture Act Section 312, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Trust Indenture Act Section 312.

         Section 702.  Reports by Trustee.

         Within 60 days after May 15 of each year commencing with the first May 15 after the first issuance of Securities, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, as provided in Trust Indenture Act Section 313(c), a brief report dated as of such May l5 if required by Trust Indenture Act Section 313(a).

         Section 703.  Reports by Company.

         The Company shall:

         (a) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section l3 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations; and

         (b) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations.

                          ARTICLE EIGHT

                     [Intentionally Omitted]

                           ARTICLE NINE

                     SUPPLEMENTAL INDENTURES

         Section 901.  Supplemental Indentures Without Consent of
Holders.

         Without the consent of any Holders, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto in form satisfactory to the Trustee, for any of the following purposes:

         (a) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities;

         (b) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein or in the Securities conferred upon the Company;

         (c) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that, in each case, such provisions shall not adversely affect the interests of the Holders;

         (d) to comply with the requirements of the Commission in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act, as contemplated by
    Section 905 or otherwise;

         (e) to evidence and provide the acceptance of the appointment of a successor Trustee hereunder; or

         (f) to make any other change that does not adversely affect the rights of any Holder.

         Section 902.  Supplemental Indentures With Consent of
Holders.

         With the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by Act of such Holders delivered to the Company and the Trustee, each when authorized by a Board Resolution, and the Trustee may enter into one or more indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of waiving or modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture, amendment or waiver shall, without the consent of the Holder of each Outstanding Security affected thereby:

         (a) change the Stated Maturity of the principal of, or any installment of interest on, any Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the coin or currency in which the principal of any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date) or modify the obligation of the Company to make and consummate a Change in Control Offer; or

         (b) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture; or

         (c)  modify any of the provisions of this Section or
    Section 513 or Section 1020, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

         (d) modify any of the provisions of Article Thirteen hereof in a manner adverse to the Holders of the Securities.

         It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Section 903.  Execution of Supplemental Indentures.

         In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Trust Indenture Act Section 315(a) through 315(d) and Section 602 hereof) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Section 904.  Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

         Section 905.  Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture
Act as then in effect.

         Section 906.  Reference in Securities to Supplemental
Indentures.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Company, bear a notation in form approved by the Company as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company, to any such supplemental indenture may be prepared and executed by the Company and shall be authenticated and delivered by the Trustee in exchange for Outstanding Securities.

         Section 907.  Effect on Senior Indebtedness.

         No supplemental indenture shall adversely affect the rights of any holders of Senior Indebtedness under Article Thirteen unless the requisite holders of each issue of Senior Indebtedness affected thereby shall have consented to such supplemental indenture.

                           ARTICLE TEN

                            COVENANTS

         Section 1001.  Payment of Principal, Premium and
Interest.

         The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture.

         Section 1002.  Maintenance of Office or Agency.

         The Company will maintain, in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. If the Corporate Trust Office is located in New York City, then it shall be such office or agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes, and may from time to time rescind such designation; provided, however, that no such designation or recission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company will give prompt written notice to the Trustee of any such designation or recission and any change in the location of any such office or agency.

         Section 1003.  Money for Security Payments to Be Held in
Trust.

         If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Company shall have one or more Paying Agents for the Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum in same day funds (or New York Clearing House funds if such deposit is made prior to the date on which such deposit is required to be made) sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of such action or any failure so to act.

         The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

         (a) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

         (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

         (c) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying
    Agent; and

         (d) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

         The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying
Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the

Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in the New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.

         Section 1004.  [Intentionally Omitted]

         Section 1005.  [Intentionally Omitted]

         Section l006.  [Intentionally Omitted]

         Section 1007.  [Intentionally Omitted]

         Section 1008.  [Intentionally Omitted]

         Section 1009.  [Intentionally Omitted]

         Section 1010.  [Intentionally Omitted]

         Section 1011.  [Intentionally Omitted]

         Section 1012.  [Intentionally Omitted]

         Section 1013.  [Intentionally Omitted]

         Section 1014.  [Intentionally Omitted]

         Section l0l5.  Purchase of Securities Upon Change in
Control.

         (a) If there shall have occurred a Change in Control, Securities shall be purchased by the Company, at the option of the Holder thereof, in whole or in part in integral multiples of $1,000, on a date that is not earlier than 45 days nor later than 60 days from the date the Change in Control Notice referred to below is given to Holders or such later date as may be necessary for the Company to comply with requirements under the Exchange Act (such date, or such later date, being the "Change in Control Purchase Date"), at a purchase price in cash (the
"Change in Control Purchase Price") equal to an amount equal to 101% of the principal amount of such Securities, plus accrued and unpaid interest (including any Defaulted Interest), if any, to the Change in Control Purchase Date, subject to satisfaction by or on behalf of the Holder of the requirements set forth in
Section 1015(c).

         (b) Within 30 days following a Change in Control and prior to the mailing of the Change in Control Notice to Holders provided for in paragraph (c) below, the Company covenants to either (1) repay in full all Indebtedness under the Working Capital Facility and permanently reduce the commitments of the lenders thereunder or offer to repay in full all such Indebtedness and permanently reduce such commitments and repay the Indebtedness and permanently reduce the commitment of each lender who has accepted such offer or (2) obtain the requisite consent under the Working Capital Facility to permit the repurchase of the Securities as provided for in this Section 1015. The Company shall first comply with this subsection (b) before it shall be required to repurchase the Securities pursuant to this Section 1015, and any failure to comply with this subsection (b) shall constitute a default of a covenant for purposes of Section 501(d).

         (c) Within 30 days after the occurrence of a Change in Control, the Company shall give written notice of such Change in Control (a "Change in Control Notice") and of its offer (the "Change in Control Offer") to purchase Securities as specified herein to the Trustee, and to each Holder of the Securities at his address appearing on the Security Register, by first-class mail, postage prepaid. The Trustee shall be under no obligation to ascertain the occurrence of a Change in Control. The Change in Control Notice shall contain all instructions and materials necessary to enable such Holders to tender Securities, shall include a form of Change in Control Purchase Notice to be completed by the Holder and shall state:

           (i) the events causing the Change in Control and the date such Change in Control is deemed to have occurred for purposes of this Section 1015;

          (ii) the date by which a Holder must give a Change in Control Purchase Notice;

         (iii)   the Change in Control Purchase Price;

          (iv)   the Change in Control Purchase Date;

           (v) that any Security not purchased will continue to accrue interest;

          (vi) that Securities to be purchased shall, on the Change in Control Purchase Date, become due and payable at the Change in Control Purchase Price and from and after such date (unless the Company shall default in the payment of the Change in Control Purchase Price) such Securities shall cease to bear interest; and

         (vii) the procedures a holder must follow to exercise rights under this Section 1015 and a brief description of those rights and the procedures for withdrawing a Change in Control Purchase Notice.

         (d) A Holder may exercise its rights specified in Section l015(a) upon (i) delivery to any Paying Agent a written notice (a "Change in Control Purchase Notice") at any time prior to the close of business on the Change in Control Purchase Date, stating (A) the certificate number of the Security that the Holder will deliver to be purchased and (B) the portion of the principal amount of the Security that the holder will deliver to be purchased, which portion must be $1,000 or an integral multiple thereof and (ii) delivery of such Security to such Paying Agent at such office prior to, on or after the Change in Control Purchase Date (together with all necessary endorsements), such delivery being a condition to receipt by the Holder of the Change in Control Purchase Price therefor. If a Holder has elected to deliver to the Company for purchase a portion of a Security, and if the principal amount of such portion is $1,000 or an integral multiple of $1,000, the Company shall purchase such portion from the Holder thereof pursuant to this Section 1015. Provisions of this

Indenture that apply to the purchase of all of a Security also apply to the purchase of a portion of such Security. Each Paying Agent shall promptly notify the Company of the receipt by the former of any and all Change in Control Purchase Notices and any and all written notices of withdrawal thereof.

         (e) Upon receipt by any Paying Agent of a Change in Control Purchase Notice, the Holder of the Security in respect of which such Change in Control Purchase Notice was given shall (unless such Change in Control Purchase Notice is withdrawn pursuant to Section 1015(i)) thereafter be entitled to receive solely the Change in Control Purchase Price with respect to such Security. Such Change in Control Purchase Price shall be paid to such Holder promptly following the later of the Business Day following the Change in Control Purchase Date (provided the conditions in Section l0l5(d) have been satisfied) and the time of delivery of such Security to the relevant Paying Agent at the office of such Paying Agent by the Holder thereof in the manner required by Section 1015(d).

         (f) On or prior to the Change in Control Purchase Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the Change in Control Purchase Date) sufficient to pay the Change in Control Purchase Price of, and (except if the Change in Control Purchase Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be purchased on that date.

         (g) Upon a Change in Control Purchase Notice having been given as aforesaid, Securities to be purchased shall, on the Change in Control Purchase Date, become due and payable at the Change in Control Purchase Price and from and after such date (unless the Company shall default in the payment of the Change in Control Purchase Price) such Securities shall cease to bear interest. Upon surrender of any such Security for purchase in accordance with the foregoing provisions, such Security shall be paid by the Company at the Change in Control Purchase Price; provided, however, that installments of interest whose Stated Maturity is on or prior to the Change in Control Purchase Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of
Section 307. If any Security tendered for purchase shall not be so paid upon surrender thereof, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Change in Control Purchase Date at the rate borne by such Security.

         (h) Any Security that is to be purchased only in part shall be surrendered to a Paying Agent at the office of such Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, one or more new Securities of any authorized denomination as requested by such Holder in an aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Security so surrendered that is not purchased.

         (i) The Company shall comply with the applicable tender offer rules, including Rule l4e-l under the Exchange Act, in connection with a Change in Control Offer.

         (j) A Change in Control Purchase Notice may be withdrawn before or after delivery by the Holder to the relevant Paying Agent at the office of such Paying Agent of the Security to which such Change in Control Purchase Notice relates, by means of a written notice of withdrawal (by facsimile transmission or letter) received by such Paying Agent at such office not later than three Business Days prior to the Change in Control Purchase Date, specifying, as applicable:

           (i) the certificate number of the Security in respect of which such notice of withdrawal is being submitted;

          (ii) the principal amount of the Security with respect to which such notice of withdrawal is being submitted; and

         (iii) the principal amount, if any, of the Security that remains subject to the original Change in Control
         Purchase Notice and that has been or will be delivered for purchase by the Company.

         A written notice of withdrawal may be in the form set forth in the preceding paragraph. Each Paying Agent will promptly return to the prospective Holders thereof any Securities with respect to which a Change in Control Purchase Notice has been withdrawn in compliance with this Indenture.

         Section 1016.  [Intentionally Omitted]

         Section 1017.  [Intentionally Omitted]

         Section 1018.  [Intentionally Omitted]

         Section 1019.  Statement as to Compliance.

         The Company will deliver to the Trustee, within 120 days after the end of each fiscal year ending after the date hereof, a brief certificate of its principal executive officer, principal financial officer or principal accounting officer stating whether, to such officer's knowledge, the Company is in compliance with all covenants and conditions to be complied with by it under this Indenture. For purposes of this Section 1019, such compliance shall be determined without regard to any period of grace or requirement of notice under this Indenture.

         Section 1020.  Waiver of Certain Covenants.

         The Company may omit in any particular instance to comply with any covenant or condition set forth in Section 1015 if, before or after the time for such compliance, the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding shall, by Act of such Holders, waive such compliance in such instance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

                          ARTICLE ELEVEN

                     REDEMPTION OF SECURITIES

         Section 1101.  Right of Redemption.

         The Securities may be redeemed, otherwise than through the operation of the sinking fund provided for in Article Twelve, at the election of the Company, on or after June 15, 1997, as a whole or from time to time in part subject to the conditions and at the Redemption Prices specified in the form of Security, together with accrued interest to the Redemption Date.

         Section 1102.  Applicability of Article.

         Redemption of Securities at the election of the Company or otherwise, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

         Section 1103.  Election to Redeem; Notice to Trustee.

         The election of the Company to redeem any Securities pursuant to Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 60 days prior to the Redemption Date fixed by it (unless a shorter notice period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

         Section 1104.  Selection by Trustee of Securities to Be
Redeemed.

         If less than all the Securities are to be redeemed, the particular Securities or portions thereof to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, either pro rata, by lot or, by any other method the Trustee shall deem fair and reasonable, and the amounts to be redeemed may be equal to $1,000 or any integral multiple thereof.

         The Trustee shall promptly notify the Company and the Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

         For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

         Section ll05.  Notice of Redemption.

         Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

         All notices of redemption shall state:

         (a)  the Redemption Date;

         (b)  the Redemption Price;

         (c) if less than all Outstanding Securities are to be redeemed, the identification (and, in the case of a

    Security to be redeemed in part, the principal amount) of the particular Securities to be redeemed;

         (d) that on the Redemption Date the Redemption Price will become due and payable upon each such Security or portion thereof, and that (unless the Company shall default in payment of the Redemption Price) interest thereon shall cease to accrue on and after said date;

         (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price;

         (f) if applicable, that such redemption is for the sinking fund provided in Article Twelve;

         (g) that Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption
    Price;

         (h) the CUSIP number, if any, relating to such Securities; and

         (i) in the case of a Security to be redeemed in part, the principal amount of such Security to be redeemed and that after the Redemption Date upon surrender of such Security, new Security or Securities in the aggregate principal amount equal to the unredeemed portion thereof will be issued.

         Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at its request, by the Trustee in the name and at the expense of the Company.

         Section 1106.  Deposit of Redemption Price.

         On or prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money in same day funds (or New York Clearing House funds if such deposit is made prior to the applicable Redemption Date) sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities or portions thereof which are to be redeemed on that date.

    Section 1107.  Securities Payable on Redemption Date.

    Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Regular Record Dates according to the terms and the provisions of Section 307.

    If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal thereof (and premium, if any, thereon) shall, until paid, bear interest from the Redemption Date at the rate borne by such Security.

    Section 1108.  Securities Redeemed in Part.

    Any Security which is to be redeemed only in part shall be surrendered at the office or agency of the Company maintained for such purpose pursuant to Section 1002 (with, if the Company, the Security Registrar or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company, the Security Registrar or the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                          ARTICLE TWELVE

                           SINKING FUND

    Section 1201.  Mandatory Sinking Fund Payments.

    As a mandatory sinking fund for the retirement of the Securities, the Company will, until all of the Securities shall have been paid, or payment thereof duly provided for, pay to the Trustee, on or prior to June 15, 2000 and on or prior to June 15, 2001, an amount in same day funds (or New York Clearing House funds if such payment is made prior to the applicable June
  15) sufficient to redeem $50,000,000 of the original aggregate principal amount of Securities at the Redemption Price specified in the form of Security hereinbefore set forth. The cash amount of any sinking fund payment is subject to reduction as provided in Section 1202. Each sinking fund payment shall be applied to the redemption of Securities on such June 15 as herein provided.

           Section 1202.  Satisfaction of Sinking Fund Payments
  with Securities.

           The Company (a) may deliver Outstanding Securities (other than any previously called for redemption pursuant to this Article Twelve) theretofore purchased or otherwise acquired by the Company and (b) may apply as a credit Securities which have been redeemed at the election of the Company pursuant to Section 1101, in each case in satisfaction of all or any part of any sinking fund payment required to be made pursuant to Section 1201; provided that such Securities have not been previously so credited. Each such Security shall be received and credited for such purpose by the Trustee at the Redemption Price specified in the form of Security set forth in Article Two for redemption through operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

           Section 1203.  Redemption of Securities for Sinking
  Fund.

           On or before April l5, 2000 and April 15, 2001, the Company will deliver to the Trustee an Officers' Certificate specifying the portion of the mandatory sinking fund payment in
  Section 1201, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering or crediting Securities pursuant to Section l202 and will also deliver, if not previously delivered, to the Trustee any Securities to be so delivered. Such certificate shall be irrevocable and upon its delivery the Company shall be obligated to make the cash payment or payments therein referred to, if any, on or before the next succeeding sinking fund payment date. In the case of the failure of the Company to deliver such certificate, the sinking fund payment due on the next succeeding sinking fund payment date for the Securities shall be paid entirely in cash and shall be sufficient to redeem the principal amount of such Securities subject to a mandatory sinking fund payment without the option to deliver or credit Securities as provided in Section 1202. Before May 1 in each such year the Trustee shall select the Securities to be redeemed upon the next ensuing June 15 in the manner specified in
  Section 1104 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 1105. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 1107 and 1108.

                           ARTICLE THIRTEEN

                     SUBORDINATION OF SECURITIES

           Section 1301.  Securities Subordinate to Senior
  Indebtedness.

           The Company covenants and agrees, and each Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the indebtedness represented by the Securities and the payment of the principal of and premium, if any, and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness (including any interest accruing after the occurrence of an Event of Default under Section 501(e) or (f)).

           Section 1302.  Payment Over of Proceeds Upon
  Dissolution, etc.

           In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event:

             (1) the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities; and

             (2) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, by set-off or otherwise, to which the Holders or the Trustee would be entitled but for the provisions of this Article Thirteen, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities (except, so long as the effect of this parenthetical clause is not to cause the Securities to be treated in any case or proceeding or similar event described in Subsection (a), (b) or (c) of this Section 1302 as part of the same class of claims as the Senior Indebtedness or any class of claims on a parity with or senior to the Senior Indebtedness, for any such payment or distribution (x) authorized by an order or decree giving effect, and stating in such order or decree that effect is given, to the subordination of the Securities to the Senior Indebtedness, and made by a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law, or
           (y) of securities which are subordinated, to at least the same extent as the Securities, to the payment of all Senior Indebtedness then outstanding), shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Indebtedness or their Representative or Representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, ratably according to the aggregate amounts remaining unpaid on account of the principal of, and premium, if any, and interest on, and other amounts due or in connection with, the Senior Indebtedness held or represented by each, to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

             (3) in the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any such payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities, before all Senior Indebtedness is paid in full or payment thereof provided for, then and in such event such payment or distribution shall be paid over or delivered forthwith to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

           The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance, transfer or lease of its properties and assets substantially as an entirety to another corporation upon the terms and conditions set forth in Article Eight of the Indenture in effect prior to the execution of the First Supplemental Indenture shall not be deemed a dissolution, winding up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the corporation formed by such consolidation or into which the Company is merged or the corporation which acquires by conveyance, transfer or lease such properties and assets substantially as an entirety, as the case may be, shall, as a part of such consolidation, merger, conveyance, transfer or lease, comply with the conditions set forth in Article Eight of the Indenture in effect prior to the execution of the First Supplemental Indenture.

           Section 1303.  No Payment When Specified Senior
  Indebtedness in Default.

           (a) (i) In the event of and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Specified Senior Indebtedness beyond any applicable grace period with respect thereto, or (ii) in the event that any other event of default with respect to any Specified Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Specified Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, or (b) in the event that any event of default (other than a default described in clause (a)) with respect to any Specified Senior Indebtedness shall have occurred and be continuing permitting the holders of such Specified Senior Indebtedness (or a trustee on behalf of such holders) to declare such Specified Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, then no payment shall be made by the Company on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or redemption or other acquisition of Securities (x) in case of any event of default described in subclause (i) of clause (a), or an event of default described in subclause (ii) of clause (a) resulting in an acceleration as specified in clause (a), unless and until such payment event of default shall have been cured or waived or shall have ceased to exist or such acceleration shall have been rescinded or annulled or the holders of such Specified Senior Indebtedness or their agents have waived the benefits of this Section, or (y) in case of any event of default specified in clause (b), from the earlier of the date the Company or the Trustee receives written notice of such event of default from the agent or any other Representative of a holder of Specified Senior Indebtedness until the earlier of (1) 179 days after such date and (2) the date, if any, on which the Specified Senior Indebtedness to which such event of default relates is discharged or such event of default is waived by the holders of such Specified Senior Indebtedness or otherwise cured (provided that further written notice relating to the same or any other event of default specified in clause (b) above with respect to any Specified Senior Indebtedness received by the Company or the Trustee within 12 months after such receipt shall not be effective for purposes of this clause (y)).

           In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the Holder of any Security prohibited by the foregoing provisions of this Section, then and in such event such payment shall be paid over and delivered forthwith to the Company.

           The provisions of this Section shall not apply to any payment with respect to which Section 1302 would be applicable.

           Section 1304.  Payment Permitted if No Default.

           Nothing contained in this Article or elsewhere in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302 or under the conditions described in Section 1303, from making payments at any time of principal of (and premium, if any) or interest on the Securities.

           Section 1305.  Subrogation to Rights of Holders of
  Senior Indebtedness.

           Subject to the payment in full of all Senior
  Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all indebtedness of the Company which by its express terms is subordinated to Senior Indebtedness of the Company to the same extent as the Securities are subordinated and which is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness, and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

           Section 1306.  Provisions Solely to Define Relative
  Rights.

           The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the express limitations set forth in Article Five and to the rights, if any, under this Article of the holders of Senior Indebtedness
  (1) in any case, proceeding, dissolution, liquidation or other winding up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1302, to receive, pursuant to and in accordance with such Section, cash, property and securities otherwise payable or deliverable to the Trustee or such Holder, or (2) under the conditions specified in Section 1303, to prevent any payment prohibited by such Section.

           Section 1307.  Trustee to Effectuate Subordination.

           Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

           Section 1308.  No Waiver of Subordination Provisions.

           No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

           Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (a) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding;
  (b) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness;
  (c) release any Person liable in any manner for the collection of Senior Indebtedness; and (d) exercise or refrain from exercising any rights against the Company and any other Person.

           Section 1309.  Notice to Trustee.

           The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, fiduciary or agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within three Business Days prior to such date.

           Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee, fiduciary or agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

           Section 1310. Reliance on Judicial Order or Certificate of Liquidating Agent.

           Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

           Section 1311.  Rights of Trustee as a Holder of Senior
  Indebtedness; Preservation of Trustee's Rights.

           The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

           Nothing in this Article shall apply to claims of, or payments to, the Trustee under or pursuant to Section 606.

           Section 1312.  Article Applicable to Paying Agents.

           In case at any time Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1311 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

                           ARTICLE FOURTEEN

                  DEFEASANCE AND COVENANT DEFEASANCE

           Section 1401.  Option to Effect Defeasance or Covenant
  Defeasance.

           The Company may, at its option by Board Resolution, at any time, with respect to the Securities, elect to have either

  Section 1402 or Section 1403 be applied to all Outstanding
  Securities upon compliance with the conditions set forth below in this Article Fourteen.

           Section 1402.  Defeasance and Discharge.

           Upon the Company's exercise under Section l401 of the option applicable to this Section 1402, the Company shall be deemed to have been discharged from its obligations with respect to all Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in (A) and (B) below, and to have satisfied all its other obligations under such Securities and this Indenture (and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder:
  (A) the rights of Holders of Outstanding Securities to receive solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 304, 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and the Company's obligations in connection therewith and (D) this Article Fourteen. Subject to compliance with this Article Fourteen, the Company may exercise its option under this Section 1402 notwithstanding the prior exercise of its option under Section 1403 with respect to the Securities.

           Section 1403.  Covenant Defeasance.

           Upon the Company's exercise under Section 1401 of the option applicable to this Section 1403, the Company shall be released from its obligations under the covenants contained in Article Thirteen and in Section 1015 with respect to the Outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "Outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed Outstanding for financial accounting purposes). For this purpose, such covenant defeasance means that, with respect to the Outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a default or an Event of Default under Section 501(d), but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise under Section 1401 of the option applicable to
  Section 1403, Section 501(d) shall not constitute Events of
  Default.

           Section 1404.  Conditions to Defeasance or Covenant
  Defeasance.

           The following shall be the conditions to application of either Section 1402 or Section 1403 to the Outstanding
  Securities:

                (1) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 608 who shall agree to comply with the provisions of this Article Fourteen applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Securities, (A) cash in U.S. Dollars in an amount, or
           (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, cash in U.S. Dollars in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, (i) the principal of (and premium, if any) and interest on the Outstanding Securities on the Stated Maturity of such principal or installment of principal (and premium, if any) or interest and (ii) any mandatory sinking fund payments or analogous payments applicable to the Outstanding Securities on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities; provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to said payments with respect to the Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act of 1933, as amended), as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government
           Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depository receipt;

                (2) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that
           (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or
           (y) since May 1, 1992, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                (3) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

                (4) No Default or Event of Default with respect to the Securities shall have occurred and be continuing on the date of such deposit or, insofar as Subsection 501(e) or 501(f) is concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                (5) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which the Company is bound;

                (6)  In the case of an election under either
           Section 1402 or 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that after the 91st day following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally;

                (7)  In the case of an election under either
           Section 1402 or 1403, the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under Section 1402 or 1403 was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others; and

                (8)  The Company shall have delivered to the
           Trustee an Officers' Certificate and an Opinion of Counsel in the United States, each stating that all conditions precedent provided for relating to either the defeasance under Section 1402 or the covenant defeasance under Section 1403 (as the case may be) have been complied with as contemplated by this Section 1404.

           On and after the date the conditions set forth above are satisfied, the United States dollars or U.S. Government
  Obligations so deposited shall not be subject to the rights of the holders of Senior Indebtedness pursuant to the provisions of Article Thirteen.

           Section 1405.  Deposited Money and U.S. Government
  Obligations to Be Held in Trust; Other Miscellaneous Provisions.

           Subject to the provisions of the last paragraph of
  Section 1003, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this
  Section 1405, the "Trustee") pursuant to Section 1404 in respect of the Outstanding Securities shall be held in trust and applied by the Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Securities of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law. Money and U.S. Government Obligations so held in trust are not subject to Article Thirteen.

           The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the cash or U.S. Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.

           Anything in this Article Fourteen to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee (which may be the opinion delivered under Section 1404(l)), are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

           Section 1406.  Reinstatement.

           If the Trustee or Paying Agent is unable to apply any United States dollars or U.S. Government Obligations in accordance with Section 1402 or 1403, as the case may be, by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 1402 or 1403, as the case may be, until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 1402 or 1403, as the case may be; provided, however, that, if the Company makes any payment of principal of (or premium, if any) or interest on any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent.

                              * * * * *

           This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    SUPERMARKETS GENERAL
                                      HOLDINGS CORPORATION

                                    By:
                                       Title:

  Attest:

  Title:

                                    WILMINGTON TRUST COMPANY

                                    By:
                                       Title:

  Attest:

  Title:

           This Indenture may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Indenture.

           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    SUPERMARKETS GENERAL
                                      HOLDINGS CORPORATION

                                    By:
                                       Title:

  Attest:

  Title:

                                    WILMINGTON TRUST COMPANY

                                    By:
                                       Title:

  Attest:

  Title:

  STATE OF              )
                        )  ss.:
  COUNTY OF             )

           On the     day of          , 1993, before me personally
  came                                        and
                    , respectively, to me known, who, being by me duly sworn, did acknowledge before me that they reside at and at
     and                          , respectively; that they are
                                 and
     , respectively, of Wilmington Trust Company, one of the corporations described in and which executed the above instrument; that they know the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that they signed
  their names thereto as                              and
                  , respectively, of such corporation pursuant to like authority.

                                   (NOTARIAL SEAL)

  STATE OF              )
                        )  ss.:
  COUNTY OF             )

           On the     day of             , 1993, before me
  personally came                                     and
                            , respectively, to me known, who, being
  by me duly sworn, did acknowledge before me that they reside at
                                    and
          , respectively; that they are
          and                                      , respectively,
  of Supermarkets General Holdings Corporation, one of the corporations described in and which executed the above instrument; that they know the corporate seal of such corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed pursuant to authority of the Board of Directors of such corporation; and that they signed
  their names thereto as                              and
                         , respectively, of such corporation
  pursuant to like authority.

                                   (NOTARIAL SEAL)